UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts (Address of principal executive offices)	01653 (Zip Code)
(508) 855-1000 Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

The Hanover Insurance Group, Inc. (the “Company”) held its annual meeting of shareholders on May 14, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved certain amendments to the Company’s Certificate of Incorporation (collectively, the “Charter Amendments”), which had been previously approved by the Company’s Board of Directors (the “Board”). The Charter Amendments included the following:

•
to declassify the Board with each director subject to election each year for a one-year term;
•
to allow for officer exculpation as permitted by Section 102(b)(7) of the Delaware General Corporate Law; and
•
to amend and restate the Certificate of Incorporation to clarify, streamline and modernize the form.

On May 15, 2024, the Company filed with the Secretary of State of the State of Delaware the amended and restated Certificate of Incorporation (the “Amended and Restated Charter”), which reflects the Charter Amendments.

Descriptions of the Charter Amendments are set forth in the proxy statement for the Annual Meeting (the “Proxy Statement”) in Items III, IV and V, which descriptions are incorporated by reference herein. The foregoing description of each Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Charter, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.

Amended and Restated By-laws

At the Annual Meeting, the Company’s shareholders also approved an amendment to the Company’s Amended and Restated By-laws (as so amended, the “By-laws”) to modernize the director nomination process and make certain changes to the advance notice provisions for director nominations, which amendment became effective immediately upon shareholder approval. The Board previously approved this amendment subject to shareholder approval. A description of this amendment to the By-laws is set forth in the Proxy Statement in Item II, which description is incorporated by reference herein.

Following the Annual Meeting, on May 15, 2024, the Board approved additional amendments to the By-laws (collectively, the “Additional Amendments”) to address the shareholder-approved elimination of the classified board structure, as follows:

•
Section 3.2 was revised to remove references to a classified board structure and indicate that the Board will be fully declassified beginning at the annual meeting of shareholders in 2027; and
•
Section 5.1 was amended to update the director removal process, for removal with or without cause, once the Board is fully declassified in 2027, pursuant to Delaware law.

The Additional Amendments are effective immediately. The foregoing description of the Additional Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which, incorporating the amendment approved by shareholders and marked to show the Additional Amendments approved by the Board after the Annual Meeting, is attached as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

In addition to approving each of the amendments to the Amended and Restated Charter and the By-laws proposed at the Annual Meeting, as described in Item 5.03 above, the Company’s shareholders also (i) elected each of J. Paul Condrin III, Cynthia L. Egan, and Kathleen S. Lane, each to serve as a director in the class of directors whose terms expire at the 2027 annual meeting of shareholders, and until their successors are duly elected and qualified, (ii) approved an advisory vote on executive compensation, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent, registered public accounting firm for 2024.

The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Item 1 – Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
J. Paul Condrin III	30,518,724	272,823	22,591	1,446,814
Cynthia L. Egan	28,327,644	2,462,457	24,038	1,446,814
Kathleen S. Lane	28,616,877	2,176,738	20,524	1,446,814

Item 2 – Amendment of the By-laws to modernize the director nomination process

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,714,988	75,963	23,188	1,446,814

Item 3 – Amendment of the Certificate of Incorporation to declassify the Board

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,744,220	52,045	17,873	1,446,814

Item 4 – Amendment of the Certificate of Incorporation to allow for officer exculpation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,766,404	3,018,647	29,087	1,466,814

Item 5 – Amendment of the Certificate of Incorporation to clarify, streamline and modernize the form

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,767,069	24,354	22,716	1,446,814

Item 6 – Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,264,338	1,511,975	37,825	1,466,814

Item 7 – Ratification of Independent, Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
31,386,622	851,280	23,050

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Amended and Restated Certificate of Incorporation of The Hanover Insurance Group, Inc.

Exhibit 3.2 Amended and Restated By-laws of The Hanover Insurance Group, Inc.

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: May 16, 2024	By:	/s/ Dennis F. Kerrigan
Dennis F. Kerrigan
Executive Vice President, Chief Legal Officer and Assistant Secretary